UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 6, 2008

QUALSTAR CORPORATION
(Exact name of registrant as specified in its charter)

California	000-30083	95-3927330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3990-B Heritage Oak Court, Simi Valley, CA	93063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 583-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

On May 6, 2008, Qualstar Corporation issued a press release regarding results of operations for the fiscal third quarter and nine month period ended March 31, 2008. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01.     Regulation FD Disclosure.

On May 6, 2008, Qualstar Corporation issued a press release announcing that the Board of Directors has declared a cash dividend of $0.06 per share of common stock. The cash dividend will be paid on May 28, 2008 to stockholders of record as of May 20, 2008. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.     Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

99.1	Press release dated May 6, 2008, regarding results of operations for the fiscal third quarter and nine months ended March 31, 2008.

99.2	Press release dated May 6, 2008, announcing the declaration of a cash dividend of $0.06 per common share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALSTAR CORPORATION

May 6, 2008	By:	/s/ William J. Gervais
William J. Gervais
Chief Executive Officer and President

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